Exhibit 10.1

VITA FOOD PRODUCTS, INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), is made and entered into as of the 14th day of May 2007, by and between VITA FOOD PRODUCTS, INC., a Nevada corporation (the “Company”), located at 2222 West Lake Street, Chicago, Illinois, and HOWARD BEDFORD (the “Purchaser”).

ARTICLE 1
AUTHORIZATION AND SALE

1.1           Authorization.   The Company has authorized the sale and issuance to the Purchaser of:

(a)           2,400,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The shares of Common Stock to be issued pursuant to the terms hereof are referred to as the “Common Shares”;

(b)           A two year warrant, in the form attached hereto as Exhibit A (the “A Warrant”) to purchase 500,000 shares of Common Stock at an exercise price of $1.25 per share (all subject to adjustment as set forth in the A Warrant);

(c)           A three year warrant in the form attached hereto as Exhibit B (the “B Warrant”) to purchase 500,000 shares of Common Stock at an exercise price of $1.50 per share (all subject to adjustment as set forth in the B Warrant);

(d)           A four year Warrant in the form attached hereto as Exhibit C (the “C Warrant”) to purchase 500,000 shares of Common Stock at an exercise price of $1.50 per share (all subject to adjustment as set forth in the Warrant); and

(e)           A five year Warrant in the form attached hereto as Exhibit D (the “D Warrant”) to purchase 500,000 shares of Common Stock at an exercise price of $1.75 per share (all subject to adjustment as set forth in the D Warrant).

The A Warrant, B Warrant, C Warrant and D Warrant are sometimes referred to individually as a “Warrant” or collectively as the “Warrants”. Any shares of Common Stock issued upon exercise of any of the Warrants are referred to herein as the “Warrant Shares”. The Common Shares and the Warrants are collectively referred to herein as the “Securities”.

1.2           Agreement to Purchase and Sell the Securities.   The Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company the Securities for an amount equal to Three Million Dollars ($3,000,000) (the “Purchase Price”), on the terms and conditions set forth herein.

1.3           Closing and Delivery.   The purchase and sale of the Securities shall occur as follows:

(a)           Purchaser has paid to the Company the sum of One Million Dollars ($1,000,000). Upon execution of this Agreement, the Company will issue to Purchaser 800,000 of the Common Shares and one-third (1/3) of each of the Warrants.

(b)           Upon satisfaction or waiver of the last of the closing conditions described in Section 4.1 and 4.2 below, Purchaser will deliver to the Company by wire transfer the sum of Two Million Dollars ($2,000,000), and the Company will issue to Purchaser 1,600,000 of the Common Shares and the remaining two-thirds (2/3) of each of the Warrants (the “Second Closing”).

1.4           Nature of Offering.   The sale of the Common Shares, the Warrants and the Warrant Shares issuable thereunder is being made in reliance upon the provisions of Section 4(2) (“Section 4(2)”) of the United States Securities Act of 1933, as amended (the “Securities Act”), and Regulation D (“Regulation D”) and the other rules and regulations promulgated under the Securities Act and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the investment to be made hereunder.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

2.1           By the Company.   The Company hereby represents and warrants to the Purchaser as follows:

(a)           Status.   The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power to perform its obligations under this Agreement.

(b)           Authorization.   The execution and delivery of this Agreement and the performance by the Company of its obligations hereunder are within the corporate powers of the Company and have been duly authorized by all necessary corporate action properly taken. The officers executing this Agreement are duly authorized to act on behalf of the Company.

(c)           Validity and Binding Effect.   This Agreement is the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

(d)           Valid Issuances.   The Common Shares and the Warrant Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, fully-paid and non-assessable shares of Common

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Stock, free of all liens, claims, encumbrances, preemptive rights, rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws.

(e)           No Conflicts.   Consummation of the transactions contemplated hereby and the performance of the obligations of the Company under and by virtue of this Agreement, do not conflict with and will not result in any breach of, or constitute a default under, any mortgage, lease, bank loan or credit agreement, corporate charter or bylaws, or any other instrument or agreement to which the Company is a party or by which the Company or its respective properties may be bound or affected and will not violate or be in conflict with any order, judgment or injunction to which the Company is bound.

(f)            Rights Agreement.   The Company has amended its Rights Agreement such that Purchaser will not be an “Acquiring Person” as defined in the Rights Agreement, provided Purchaser and his Affiliates and Associates are the Beneficial Owners (as defined in the Rights Agreement) of less than fifty percent (50%) of the Common Stock.

2.2           By the Purchaser.   The Purchaser hereby represents and warrants to the Company as follows:

(a)           Status.   The Purchaser has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, or agreement to which the Purchaser is a party or by which it is bound;

(b)           Validity and Binding Effect. This Agreement is the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

(c)           Investment Representations.

(i)            The Purchaser has such knowledge and experience in financial and business matters, including investments of the type represented by this Agreement, as to be capable of evaluating the merits of investment in the Company and can bear the economic risk of an investment in the Securities;

(ii)           The Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act; and

(iii)          The Purchaser is acquiring the Securities for investment purposes only, for its own account and not with a view to, or for resale in

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connection with, the distribution or other disposition thereof in contravention of the Securities Act or any state securities law. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Warrants, the Common Shares and the Warrants Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

(d)           Transfer Restrictions.   The Purchaser understands that the Securities are characterized as restricted securities under the federal securities laws in as much as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this regard, Purchaser represents that Purchaser is familiar with Rule 144 under the Securities Act as presently in effect and understands the resale limitations imposed thereby and by the Securities Act. In addition, the Purchaser understands the Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books. Stop transfer instructions will be placed with the transfer agent of the Securities. Purchaser understands that Purchaser will not have registration rights with respect to the Common Shares, Warrants or Warrant Shares.

(e)           Disclosure; Access to Information.   Purchaser has reviewed and understands the Company’s “SEC Documents.” For purposes hereof, the term “SEC Documents” shall mean the Company’s annual report on Form 10-K for the year ended December 31, 2005, the Company’s quarterly reports on Form 10-Q for the quarters ended September 30, 2006, June 30, 2006, and March 31, 2006, and all Company current reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) since December 31, 2005.

(f)            Other.

(i)            Purchaser acknowledges that neither the Commission nor any state securities commission has approved the Securities;

(ii)           The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby;

(iii)          Any information which Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an

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exemption from registration under federal and state securities laws in connection with the offering of securities. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Securities.

ARTICLE 3
COMPANY COVENANTS AND AGREEMENTS

3.1           Listing of Common Stock.   The Company agrees to maintain its listing of Common Shares and the Warrant Shares on the American Stock Exchange, or such other nationally recognized exchange.

3.2           Approvals/ Filings

(a)           Information Statement.   Upon execution of this Agreement, the Company agrees to prepare and file with the Commission a 14C Information Statement (the “Information Statement”) describing the transaction contemplated hereby.

(b)           Amex Approval.   Upon execution of this Agreement, the Company will seek approval of the transaction by the American Stock Exchange (“Amex Approval”).

(c)           Shareholder Approval.   Upon execution of the Agreement, the Company will seek shareholder approval of the transaction contemplated hereby (“Shareholder Approval”).

ARTICLE 4
CONDITIONS TO CLOSING

4.1           Conditions to the Obligations of the Company.   The obligations of the Company to sell and issue the Common Shares and the Warrant pursuant to the terms of this Agreement at the Second Closing and the other obligations of the Company under this Agreement are subject to the satisfaction as of the Second Closing of the following conditions, any of which may be waived in writing in whole or in part by Company:

(a)           Representations and Warranties.   The representations and warranties of the Purchaser contained in this Agreement shall be true and correct as of the date hereof and as of the Second Closing with the same force and effect as though such representations and warranties had been made at and as of such date (i.e., with respect to a representation that a state of facts exists on or as of the date hereof, it is a condition that such state of facts exists on or as of the Second Closing, and with respect to a representation that a state of facts has or has not changed between a date prior to the date hereof and the date hereof, it is a condition that such state of facts has or has not changed between such prior date

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and the Second Closing), except as affected by transactions contemplated hereby and except that any such representation or warranty made as of a specified date (other than the date of this Agreement) shall only need to have been true on and as of such date.

(b)           Approvals.   The Company has received the Amex Approval and Shareholder Approval.

(c)           Information Statement.   The expiration of twenty (20) days from the date that the Information Statement is given to Shareholders of the Company.

(d)           Fairness Opinion.   The Board of Directors of the Company has received an opinion (“Fairness Opinion”) from an investment banker or other acceptable party which, in the sole determination of the Board of Directors of the Company, supports the fairness of the transaction to the Company.

4.2           Conditions to the Obligations of Purchaser.   The obligations of the Purchaser to purchase the Common Shares and Warrant pursuant to the terms of this Agreement at the Second Closing and the other obligations of the Purchaser under this Agreement are subject to the satisfaction as of the Second Closing of the following conditions, any of which may be waived in writing in whole or in part by Purchaser:

(a)           Representations and Warranties.   The representations and warranties of the Company contained in this Agreement shall be true and correct as of the date hereof and as of the Second Closing with the same force and effect as though such representations and warranties had been made at and as of such date (i.e., with respect to a representation that a state of facts exists on or as of the date hereof, it is a condition that such state of facts exists on or as of the Second Closing, and with respect to a representation that a state of facts has or has not changed between a date prior to the date hereof and the date hereof, it is a condition that such state of facts has or has not changed between such prior date and the Second Closing), except as affected by transactions contemplated hereby and except that any such representation or warranty made as of a specified date (other than the date of this Agreement) shall only need to have been true on and as of such date.

(b)           Approvals.   The Company has received the Amex Approval and Shareholder Approval.

(c)           Information Statement.   The expiration of twenty (20) days from the date the Information Statement is given to Shareholders of the Company.

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ARTICLE 5
MISCELLANEOUS

5.1           Successors and Assigns Included in Parties.   Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors-in-title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of the Company or by or on behalf of the Purchaser shall bind and inure to the benefit of Purchaser’s heirs, legal representatives, successors-in-title and assigns, whether so expressed or not.

5.2           Severability.   Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement and shall be interpreted so as to be effective and valid.

5.3           Article and Section Headings, Defined Terms.   Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

5.4           Notices.   Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth in the introductory paragraph to this Agreement, on the signature page hereof or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand.

5.5           Entire Agreement.   This Agreement and the other written agreements between the Company and the Purchaser, represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; provided, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the obligations described herein, the provision of this Agreement shall control.

5.6           Governing Law; Jurisdiction.   This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada relating to contracts entered into and to be performed wholly within such State. The Purchaser hereby irrevocably submits to the jurisdiction of any Illinois state court or United States Federal court sitting in Cook County, Illinois over any action or proceeding arising out of or relating to this Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois state or Federal court. The Purchaser further waives any

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objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum. The Purchaser further agrees that any action or proceeding brought against the Company shall be brought only in Illinois state or United States Federal courts sitting in Cook County, Illinois. THE PURCHASER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

5.7           Amendment.   Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

5.8           Legal Fees.   The Company agrees to reimburse Purchaser for reasonable attorney fees incurred by Purchaser in connection with this transaction.

5.9           Counterparts.   This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

COMPANY:

VITA FOOD PRODUCTS, INC.
a Nevada corporation

By:
Clifford Bolen
Title: President

PURCHASER:

Howard Bedford

(Signature)

Address

Social Security Number

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NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT

To Purchase 500,000 Shares of Common Stock of

Vita Food Products, Inc.

1.             Warrant Shares.   THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) CERTIFIES that, for value received, Howard Bedford (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after                   , 2007 (the “Initial Exercise Date”) and on or prior to the second anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Vita Food Products, Inc., a corporation incorporated in the State of Nevada (the “Company”), up to 500,000 shares (the “Warrant Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $1.25, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

2.             Authorization of Shares.   The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3.             Exercise of Warrant.

(a)           Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and surrender of this Warrant to the Company

(only in cases of full exercise) along with payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank. Certificates for shares purchased hereunder shall be delivered to the Holder not later than the fifth Trading Day after the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date of delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. Nothing herein shall limit a Holder’s right to pursue any remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(b)           If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c)           This Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)            =    the last trading price on the Trading Day immediately preceding the date of such election;

(B)              =    the Exercise Price of the Warrants, as adjusted; and

(X)             =    the number of Warrant Shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

4.             No Fractional Shares or Scrip.   No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5.             Charges, Taxes and Expenses.   Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6.             Closing of Books.   The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

7.             Restrictions on Transfer.

(a)           This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) promulgated by the SEC under the Securities Act of 1933. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

(b)           The Warrant and any Warrant Shares issued upon exercise thereof (until a registration statement has been declared effective by the SEC with respect to the Warrant Shares, at which time, such legend shall be removed, and the Warrant Shares shall be freely tradable), shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

(c)           If the Holder desires to transfer this Warrant or any of the Warrant Shares, the Holder will deliver a written notice to the Company describing in reasonable detail the proposed transfer and the reason such transfer is allowed under the securities laws. In addition, at the Company’s reasonable request, the Holder shall deliver an opinion of counsel which (to the Company’s reasonable satisfaction) is knowledgeable in securities laws matters to the effect that such transfer may be made without registration under the securities laws. The Company may also require the transferee to confirm in writing the transferree’s agreement to be bound by the restrictions hereof.

8.             No Rights as Shareholder until Exercise.   This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the proper exercise of this Warrant pursuant to Section 3(a) or 3(c), the Warrant

Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date of such surrender or payment.

9.             Loss, Theft, Destruction or Mutilation of Warrant.   The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, may include an indemnity or the posting of any bond), and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of such Warrant.

10.           Adjustments of Exercise Price and Number of Warrant Shares.

(a)           Stock Splits, etc.   The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.   In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of any of its property, assets or business to another corporation (including by way of a spinoff) and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the

Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 10(b). For purposes of this Section 10(b), “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 10(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

(c)           No Preemptive Rights.   Nothing herein shall grant the Holder any preemptive rights on any additional common stock offering made by Company from time to time.

(d)           Exercise Price.   Any adjustment to the Warrant Shares made under this Section 10 will be made without change in the aggregate price applicable to an exercise of all of the purchase rights represented by this Warrant, but with a corresponding adjustment in the per share Exercise Price.

11.           Notice of Adjustment.   Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

12.           Notice of Corporate Action.   If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

13.           Authorized Shares.   The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value,

(b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

14.           Saturdays, Sundays, Holidays, etc.   If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday. For purposes hereof, a “Trading Day” shall mean a day on which the American Stock Exchange is open for trading.

15.           Miscellaneous.

(a)           Jurisdiction.   All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the laws of the State of Nevada, without regard to the possible application of principles of conflict of law.

(b)           Nonwaiver and Expenses.   No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all exercise rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(c)           Notices.   Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:                                             Vita Food Products, Inc.
2222 West Lake Street
Chicago, IL 60612

to the Holder:                                                                       to the address of Holder
as it appears in the records of
the Company

Either party hereto may from time to time change its address or facsimile number for notices under this Section 15(c) by giving at least 10 days prior written notice of such changed address or facsimile number to the other party hereto.

(d)           Limitation of Liability.   No provision hereof, and no enumeration herein of the rights or privileges of Holder, in and of itself, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(e)           Successors and Assigns.   Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(f)            Amendment.   This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(g)           Severability.   Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(h)           Headings.   The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:                         , 2007

VITA FOOD PRODUCTS, INC.

By:
Name:
Title:

NOTICE OF EXERCISE

To:          Vita Food Products, Inc.

(1)           The undersigned hereby elects to purchase ________ Warrant Shares of Vita Food Products, Inc. pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)           Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(c).

(3)           Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following:

_______________________________

_______________________________

_______________________________

Howard Bedford

Dated: